                                WAIVER AND AMENDMENT

                                                    Dated as of March 31, 1997

Principal Mutual Life Insurance Company
Northern Life Insurance Company
Modern Woodmen of America
Royal Neighbors of America
ReliaStar Bankers Security Life Insurance Company
ReliaStar United Services Life Insurance Company

Ladies and Gentlemen:

     Reference is made to (i) the Note Agreement dated as of December 2, 1994 (as amended by that certain Letter Amendment dated as of February 15, 1996 and that certain Letter Amendment dated as of December 30, 1996, the "1994 Agreement") among Principal Mutual Life Insurance Company ("Principal"), Northern Life Insurance Company ("Northern"), Modern Woodmen of America ("MWA") and Royal Neighbors of America ("RNA", and together with Principal, Northern and MWA, collectively the "1994 Purchasers") and The Rottlund Company, Inc., a Minnesota corporation (the "Company"), pursuant to which the 1994 Purchasers purchased promissory notes of the Company in the aggregate original principal amount of $25,000,000 (collectively, the "1994 Notes") and (ii) the Note Agreement dated as of February 15, 1996 (as amended by that certain Letter Amendment dated as of December 30, 1996, the "1996 Agreement", and together with the 1994 Agreement, collectively the "Agreements" and each individually an "Agreement") among Principal, Bankers Security Life Insurance Society, n/k/a ReliaStar Bankers Security Life Insurance Company ("Bankers") and United Services Life Insurance Company, n/k/a ReliaStar United Services Life Insurance Company ("United", and together with Principal and Bankers, collectively the "1996 Purchasers", and, together with the 1994 Purchasers, collectively the "Purchasers"), pursuant to which the 1996 Purchasers purchased promissory notes of the Company in the aggregate original principal amount of $10,000,000 (collectively, the "1996 Notes"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in each Agreement.

     The Company has advised the Purchasers that the Company is at present in default under Sections 5.5, 5.6 and 5.16 of each of the Agreements, which defaults the Company hereby acknowledges. The Company has further advised the Purchasers that the Company is likely to continue to be so in default under Sections 5.5 and 5.16 of each of the Agreements in the near future. The Company has accordingly requested certain waivers relating to Sections 5.5, 5.6 and 5.16 of each of the Agreements, and certain amendments relating to Sections 5.5 and
5.16 of each of the Agreements.

     In consideration of the premises herein set forth, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

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          1.   The Purchasers hereby waive the defaults existing as of the date hereof under Sections 5.5, 5.6 and 5.16 of each of the Agreements, and each Event of Default rising directly therefrom.

          2. Section 5.5 of each of the Agreements is hereby amended and restated in its entirety as follows:

               The Company shall at all times maintain Consolidated Tangible Net Worth in an amount not less than $24,750,000 PLUS 70% of the positive Consolidated Net Income, if any, for each Fiscal Quarter commencing on or after April 1, 1997.

          3. Section 5.13 of each Agreement is hereby amended by (i) changing the lettering of subsection (i) to (j), and (ii) adding thereto the following new subsection (i):

               (i) LEVERAGE RATIO CERTIFICATES. As soon as available and in any event within 15 days after the close of any Fiscal Quarter, a Leverage Ratio Certificate, correctly setting forth the ratio, as of the close of such Fiscal Quarter, of (A) the sum of Consolidated Current Debt and Consolidated Funded Debt to (B) Consolidated Net Tangible Assets, all in reasonable detail and certified as complete and correct by a financial officer of the Company; and

          4. Section 5.16 of each of the Agreements is hereby amended and restated in its entirety as follows:

               The Company shall maintain, as of the close of each month, Net Income Available for Fixed Charges for the immediately preceding twelve-month period of at least the following percentages of Fixed Charges for such twelve-month period:

               125% as of the close of each month on and prior to September 30, 1997;

               145% as of the close of each month on and prior to February 28, 1998; and

               200% as of the close of each month thereafter.

     As an inducement to and in consideration of the agreement by the Purchasers to waive the defaults under the Agreements specified in Section 1 of this Waiver and Amendment and to amend the Agreements as set forth in Sections 2, 3 and 4 of this Waiver and Amendment, the Company hereby agrees, notwithstanding anything in the Agreements, the 1994 Notes or the 1996 Notes (as the case may be) to the contrary, as follows:

          (i) if as of the close of any Fiscal Quarter commencing on or after April 1, 1997 the ratio of (A) the sum of Consolidated Current Debt and Consolidated Funded Debt to (B) Consolidated Net Tangible Assets (such ratio being herein referred to as the "Leverage Ratio"), as disclosed in the Leverage Ratio Certificate


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          referred to in Section 5.13(i) of each of the Agreements (each a
          "Leverage Ratio Certificate") for such Fiscal Quarter, equals or exceeds 64%, or if the Company fails to deliver the Leverage Ratio Certificate for such Fiscal Quarter to the Holders in accordance with Section 5.13(i) of each of the Agreements (and, in such event, in addition to any other rights the Holders may exercise under
          Section 6 of each Agreement), then, effective as of the first day of the Fiscal Quarter immediately following the Fiscal Quarter to which the Leverage Ratio Certificate applies (where the Company delivers such Leverage Ratio Certificate) or would apply (where the Company fails to do so), as the case may be, the 1994 Notes shall bear interest at the rate of 12.61 % per annum and the 1996 Notes shall bear interest at the rate of 9.92% per annum;

          (ii) if as of the close of any Fiscal Quarter commencing on or after April 1, 1997 the Leverage Ratio, as disclosed in the Leverage Ratio Certificate for such Fiscal Quarter, equals or exceeds 60% but is less than 64%, then, effective as of the first day of the Fiscal Quarter immediately following the Fiscal Quarter to which the Leverage Ratio Certificate applies, the 1994 Notes shall bear interest at the rate of 12.36% per annum and the 1996 Notes shall bear interest at the rate of 9.67% per annum; and

          (iii) if as of the close of any Fiscal Quarter commencing on or after April 1, 1997 the Leverage Ratio, as disclosed in the Leverage Ratio Certificate for such Fiscal Quarter, is less than 60%, then, effective as of the first day of the Fiscal Quarter immediately following the Fiscal Quarter to which the Leverage Ratio Certificate applies, the 1994 Notes shall bear interest at the rate of 12.11 % per annum and the 1996 Notes shall bear interest at the rate of 9.42% per annum.

The amount of each combined installment of principal and interest payable on the 1994 Notes or the 1996 Notes, as the case may be, shall be adjusted to reflect the foregoing arrangements, but the portion of each such combined installment allocable to principal shall remain unchanged. Default in the payment of interest, as calculated in accordance with the foregoing arrangements, shall constitute an Event of Default under Section 6.1 of each of the Agreements. The Company hereby agrees to execute, at the request of the Holders or any of them, addenda to the 1994 Notes and the 1996 Notes evidencing the foregoing arrangements.

     Except as specifically amended hereby, all terms and conditions of each of the Agreements shall remain in full force and effect. This Waiver and Agreement may be executed simultaneously in two or more counterparts, each of which shall be an original, but all of which constitute but one agreement. This Waiver and Amendment shall be governed by, and enforced in accordance with Minnesota law.

     The Company represents and warrants to the Purchasers that (i) except as disclosed herein, no Default or Event of Default has occurred and is continuing,
(ii) this Waiver and Amendment has been duly authorized, executed and delivered by the Company and each Agreement, as amended by this Waiver and Amendment, constitutes a legal, valid and binding obligation of the Company, and (iii) there is no provision in the Articles of Incorporation of the Company or in its bylaws or in any indenture, contract or agreement to which the Company is a party or by which it is bound nor any provision of law or any order of any court or governmental authority which prohibits the execution and delivery by the Company of this Waiver and Amendment, the performance or observance by the Company of the terms and conditions of this Waiver and Amendment, or the performance or observance by the Company of the terms and conditions of the Agreements, as modified by the amendments set forth in this Waiver and Amendment. All representations and warranties contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery hereof. It shall be deemed to be an Event of Default under each Agreement if any of such representations or warranties proves to be false in any material respect as of the date hereof.

     If you are in agreement with the foregoing, please so indicate by executing the form of acknowledgment set forth below, whereupon this Waiver and Amendment shall become a binding agreement among you and the Company.

                              Very truly yours

                                  THE ROTTLUND COMPANY, INC.



                                  By
                                    ------------------------------------------

                                     Its
                                        --------------------------------------


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

Agreed to as of the date first above written.

AS TO THE 1994 AGREEMENT AND THE 1996 AGREEMENT:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


By
  --------------------------------------
     Its
        --------------------------------

And
     Its
        --------------------------------

AS TO THE 1994 AGREEMENT:

NORTHERN LIFE INSURANCE COMPANY


By
  --------------------------------------
     Its
        --------------------------------


MODERN WOODMEN OF AMERICA


By
  --------------------------------------
     Its
        --------------------------------

And
     Its
        --------------------------------


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

ROYAL NEIGHBORS OF AMERICA


By
  --------------------------------------
     Its
        --------------------------------

And
     Its
        --------------------------------


AS TO THE 1994 AGREEMENT:

RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY f/k/a Bankers Security
Life Insurance Society

By
  --------------------------------------
     Its
        --------------------------------


UNITED SERVICES LIFE INSURANCE COMPANY


By
  --------------------------------------
     Its
        --------------------------------


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